Dreyfus

BASIC Money Market

Fund, Inc.

SEMIANNUAL REPORT August 31, 2001





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value



                                 Contents

                                 THE FUND
------------------------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover



                                                                       The Fund

                                         Dreyfus BASIC  Money Market Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus BASIC Money Market Fund, Inc. covers the six-month period from March 1, 2001 through August 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Thomas S. Riordan

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies.

Even before the September 11 attacks, there is no question that "cash has been king" for much of 2001. While bonds have generally fared relatively well, a slowing economy and a return to more normal valuations took their toll on stocks. And, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. In the meantime, investors who allocated a portion of their overall investment portfolios to cash have continued to enjoy the benefits of capital preservation.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risks and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2001



DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus BASIC Money Market Fund, Inc. perform during the period?

For the six-month period ended August 31, 2001, the fund produced an annualized yield of 4.37% and, taking into account the effects of compounding, an annualized effective yield of 4.46%.(1)

What is the fund's investment approach?

When managing the fund, we closely monitor the outlook for economic growth and inflation, follow overseas developments and consider the posture of the Federal Reserve Board (the "Fed") in our decision as to how to structure the fund. Based upon our economic outlook, we actively manage the fund's average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates. The fund invests in a broad range of high quality, short-term money market instruments, including U.S. government securities, short-term bank obligations, U.S. dollar-denominated foreign and domestic commercial paper, repurchase agreements and U.S. dollar-denominated obligations of foreign governments. Normally, the fund invests at least 25% of its net assets in bank obligations.

What other factors influenced the fund's performance?

The fund continued to be influenced primarily by slowing economic growth and falling interest rates during the reporting period. The U.S. economy was already slowing when the reporting period began in March 2001, and the Fed responded to the slowdown with two interest-rate reductions in January, totaling 1.00 percentage points. The Fed was apparently reacting to an anemic Gross Domestic Product (" GDP") growth rate of just 1.0% for the fourth quarter of 2000, which was attributed to weak retail sales, higher energy prices, diminishing consumer
confidence    and    softening    manufacturing    activity.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Shortly after the reporting period began, the Fed cut rates again by 0.50 percentage points at its March Federal Open Market Committee ("FOMC") meeting. Despite these aggressive moves, GDP growth was little changed during the first quarter of 2001, coming in at an annualized growth rate of 1.1%. The Fed's campaign to avoid recession continued throughout the second quarter of 2001, with 0.50 percentage-point interest-rate reductions in April, between regularly scheduled FOMC meetings, and again at its meetings in May and June. The most recent rate cut of the reporting period occurred at the FOMC meeting in August, when the Fed reduced its target for short-term interest rates by 0.25 percentage points, citing lower profitability, reduced business capital spending, weak expansion of consumption and slower overseas growth as key factors behind its decision.

So far in 2001, the Fed has reduced interest rates a total of 3.00 percentage points. Of course, money market yields have declined commensurately. In this environment, we consistently maintained a long weighted average maturity for the fund. This position was designed to maintain then current yields for as long as we deemed practical while interest rates declined.

What is the fund's current strategy?

Despite the economy being in need of additional stimulation by the Fed, there have been signs that the economy may be bottoming out. Housing remains resilient, as indicated by new home sales, which rose in July. The consumer has been fairly consistent and, with tax rebates in hand and lower borrowing rates,
could    lend    further    support    to    the    economy's    growth.

On the other hand, no one can accurately predict when we will be in a recovery. The volatility in the stock market, weak corporate profits, reduced capital spending by corporations, the possibility of additional job cuts and a weak overseas environment could further contribute to a downward spiral in confidence
and    performance.

Accordingly, we have continued to maintain the fund's long weighted average maturity, which we believe positions the fund well if interest rates either decline or remain at current levels. Of course, we continue to monitor and are prepared to respond to any events that may affect the short-term markets.

September 17, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund


STATEMENT OF INVESTMENTS

August 31, 2001 (Unaudited)

STATEMENT OF INVESTMENTS



                                                                                            Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--37.1%                                               Amount ($)              Value ($)
----------------------------------------------------------------------------------------------------------------------------------
ABN-AMRO Bank N.V. (Yankee)

   5.05%, 2/4/2002                                                                           25,000,000               24,998,970

Canadian Imperial Bank Of Commerce (Yankee)

   3.57%, 6/26/2002                                                                          75,000,000  (a)          74,987,867

Comerica Bank

   5.41%, 1/22/2002                                                                          50,000,000               49,998,118

Commerzbank AG (Yankee)

   3.58%, 6/28/2002                                                                          50,000,000  (a)          49,991,857

Commerzbank AG (Yankee)

   5.18%, 2/19/2002                                                                          25,000,000               24,997,744

Credit Agricole Indosuez S.A. (Yankee)

   3.70%, 10/9/2001                                                                          50,000,000               50,000,000

Deutsche Bank AG (London)

   3.89%, 7/12/2002                                                                          50,000,000               50,072,159

First Tennessee Bank N.A.

   3.70%, 10/9/2001                                                                          26,000,000               26,000,000

Halifax PLC (London)

   3.41%-4.52%, 10/4/2001-11/21/2001                                                         85,000,000               85,000,000

National City Bank

   3.54%, 3/19/2002                                                                          85,000,000  (a)          84,986,352

Svenska Handelsbanken (Yankee)

   5.09%, 2/11/2002                                                                          30,000,000               30,000,000

Swedbank (Yankee)

   5.27%, 1/29/2002                                                                          75,000,000               75,000,000

Westdeutsche Landesbank Girozentrale (London)

   4.24%, 5/17/2002                                                                          25,000,000               25,000,000

Westdeutsche Landesbank Girozentrale (Yankee)

   3.80%, 7/25/2002                                                                          20,000,000               20,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $671,033,067)                                                                                               671,033,067
--------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--33.4%
---------------------------------------------------------------------------------------------------------------------------------

BCI Funding Corp.

   4.80%, 9/12/2001                                                                          80,000,000               79,885,356

Commonwealth Bank of Australia

   3.42%, 1/22/2002                                                                          42,000,000               41,437,772

Credit Suisse First Boston Inc.

   4.01%, 11/7/2001                                                                          25,000,000               24,817,146

Den norske Bank ASA

   3.51%, 11/6/2001                                                                          50,000,000               49,681,000



                                                                                             Principal
COMMERCIAL PAPER (CONTINUED)                                                                 Amount ($)                Value ($)==
-----------------------------------------------------------------------------------------------------------------------------------

Ford Motor Credit Co.

   3.69%, 10/12/2001                                                                         75,000,000                74,688,229

General Electric Capital International Funding, Inc.

   3.43%-3.50%, 11/6/2001-11/16/2001                                                         85,000,000                84,430,695

Moriarty Ltd

   3.69%, 1/16/2002                                                                          50,000,000                49,310,243

Old Slip Funding Corp.

   3.45%, 11/20/2001                                                                         10,447,000                10,367,603

Preferred Receivables Funding Corp.

   3.42%, 11/20/2001                                                                         36,778,000                36,500,939

Santander Central Hispano Finance (DE) Inc.

   4.56%, 10/19/2001                                                                         60,000,000                59,643,200

Sigma Finance Inc.

   3.70%, 1/11/2002                                                                          20,000,000  (b)           19,733,800

UBS Finance Delaware LLC

   3.70%, 9/4/2001                                                                           75,000,000                74,976,875

TOTAL COMMERCIAL PAPER

   (cost $605,472,858)                                                                                                605,472,858
---------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES-15.8%
---------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Companies Inc.

   3.65%, 2/8/2002                                                                           25,000,000  (a)           25,000,000

Beta Finance Inc

   3.60%-4.16%, 5/24/2002-6/17/2002                                                          75,000,000  (a)           75,000,000

CC (USA) Inc.

   3.60%, 6/3/2002-6/5/2002                                                                  60,000,000  (a)           60,000,000

Credit Suisse First Boston Inc.

   3.72%, 5/30/2002                                                                          15,000,000  (a)           15,026,617

K2 (USA) LLC

   3.77%, 8/7/2002                                                                           30,000,000                30,000,000

Merrill Lynch & Co. Inc.

   4.27%, 5/2/2002                                                                           20,000,000                20,000,000

Sigma Finance Inc.

   3.57%-3.59%, 11/15/2001-1/16/2002                                                         40,000,000  (a)           39,999,964

Wells Fargo Financial Inc.

   3.63%, 10/12/2001                                                                         21,000,000  (a)           20,999,197

TOTAL CORPORATE NOTES

   (cost $286,025,778)                                                                                                286,025,778

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM BANK NOTES--8.8%                                                                   Amount ($)              Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Bank of America N.A.

   4.80%, 9/17/2001                                                                          85,000,000                85,000,000

Bank One N.A.

   3.60%-5.18%, 1/25/2002-4/17/2002                                                          75,000,000  (a)           75,036,855

TOTAL SHORT-TERM BANK NOTES

   (cost $160,036,855)                                                                                                160,036,855
---------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--3.9%
----------------------------------------------------------------------------------------------------------------------------------

Societe Generale (Grand Cayman)

   3.69%, 9/4/2001                                                                           50,000,000                50,000,000

State Street Bank & Trust Co. (Grand Cayman)

   3.69%, 9/4/2001                                                                           20,022,000                20,022,000

TOTAL TIME DEPOSITS

   (cost $70,022,000)                                                                                                  70,022,000
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,792,590,588)                                                           99.0%             1,792,590,558

CASH AND RECEIVABLES (NET)                                                                         1.0%                18,882,820

NET ASSETS                                                                                       100.0%             1,811,473,378

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED BUYERS. AT AUGUST 31, 2001, THIS SECURITY AMOUNTED TO
     $19,733,800 REPRESENTING 1.1% OF NET ASSETS.


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001 (Unaudited)

                                                                    Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,792,590,558  1,792,590,55

Cash                                                                  4,020,791

Interest receivable                                                  15,498,452

Prepaid expenses                                                         48,310

                                                                  1,812,158,111
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           561,085

Accrued expenses                                                        123,648

                                                                        684,733
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,811,473,378
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    1,811,900,47

Accumulated net realized gain (loss) on investments                   (427,101)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     1,811,473,37
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(3 billion shares of $.001 par value Common Stock authorized)      1,811,900,47

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended August 31, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     44,467,804

EXPENSES:

Management fee--Note 2(a)                                            4,601,131

Shareholder servicing costs--Note 2(b)                                 784,473

Directors' fees and expenses--Note 2(c)                                 70,719

Custodian fees                                                          60,211

Professional fees                                                       20,825

Registration fees                                                       17,783

Prospectus and shareholders' reports                                    15,970

Miscellaneous                                                            7,823

TOTAL EXPENSES                                                       5,578,935

Less--reduction in management fee due to
   undertaking--Note 2(a)                                           (1,437,917)

NET EXPENSES                                                         4,141,018

INVESTMENT INCOME--NET                                              40,326,786
-------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                  (883)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                40,325,903

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF CHANGES IN NET ASSETS



                                                                          Six Months Ended
                                                                           August 31, 2001                       Year Ended
                                                                             (Unaudited)                       February 28, 2001
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                                                              40,326,786                       110,102,536

Net realized gain (loss) from investments                                                 (883)                          149,937

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                                        40,325,903                       110,252,473
--------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                                                             (40,326,786)                     (110,102,536)
----------------------------------------------------------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                                                       581,800,392                    1,437,033,955

Dividends reinvested                                                                 38,176,963                      104,212,520

Cost of shares redeemed                                                            (663,437,764)                  (1,600,079,653)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                                                       (43,460,409)                     (58,833,178)

TOTAL INCREASE (DECREASE) IN NET ASSETS                                             (43,461,292)                     (58,683,241)
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                               1,854,934,670                    1,913,617,911

END OF PERIOD                                                                     1,811,473,378                    1,854,934,670



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                           Six Months Ended
                                              August 31, 2001                       Fiscal Year Ended February,
                                  ----------------------------------------------

                                              (Unaudited)           2001      2000          1999           1998            1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                            1.00              1.00       1.00         1.00            1.00            1.00

Investment Operations:

Investment income--net                            .022              .061       .050         .051            .053            .051

Distributions:

Dividends from investment
   income--net                                   (.022)            (.061)     (.050)       (.051)          (.053)          (.051)

Net asset value, end of period                    1.00              1.00       1.00         1.00            1.00            1.00
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  4.40(a)           6.23       5.10         5.19            5.38            5.19
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              .45(a)            .45        .45          .45             .45             .45

Ratio of net investment income
   to average net assets                          4.38(a)           6.06       4.98         5.08            5.28            5.08

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                         .16(a)            .17        .15          .13             .24             .23
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                               1,811,473         1,854,935  1,913,618     1,837,664      1,724,971        1,793,992

(A) ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N. A. , which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code". To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $426,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 2001. If not applied, $66,000 of the carryover expires in fiscal 2003, $57,000 expires in fiscal 2004, $209,000 expires in fiscal 2005, $84,000 expires in fiscal 2006 and $10,000 expires in fiscal 2007.

At August 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, to the extent that the fund's
aggregate    annual
expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $1,437,917 during the period ended August 31, 2001

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2001, the fund was charged $566,179 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2001, the fund was charged $147,877 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund



NOTES




                                                           For More Information

                        Dreyfus BASIC Money Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

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(c) 2001 Dreyfus Service Corporation                                  123SA0801